UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2009

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2102 Business Center Drive, Suite 130, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 6 to Securities Purchase Agreement

On December 18, 2009, VIASPACE Inc. (the "Registrant") and its majority-owned subsidiary, VIASPACE Green Energy Inc., a British Virgin Islands international business company ("VGE"), entered into Amendment No. 6 (the "Amendment") to a Securities Purchase Agreement (the "Purchase Agreement") that was originally entered into on October 21, 2008 and subsequently amended on June 22, 2009, August 21, 2009, October 14, 2009, November 21, 2009, and November 25, 2009, with Sung Hsien Chang, an individual ("Chang"). Under the Purchase Agreement, VGE would acquire 100% of Inter-Pacific Arts Corp., a British Virgin Islands international business company ("IPA BVI"), and the entire equity interest of Guangzhou Inter-Pacific Arts Corp., a Chinese wholly owned foreign enterprise registered in Guangdong province ("IPA China") from Chang, the sole shareholder of IPA BVI and IPA China. In exchange, the Registrant agreed to pay a combination of cash, and newly-issued shares of Registrant and VGE stock.

IPA BVI and IPA China specialize in the manufacturing of high quality, copyrighted, framed artwork sold in U.S. retail chain stores. IPA China also has a license to grow and sell a new fast-growing hybrid grass to be used for production of biofuels and as feed for livestock.

The acquisition of IPA BVI and IPA China ("Acquisition") was to be completed through two closings. At the first closing which took place on October 21, 2008, VGE issued newly-issued shares to Chang and his designees and the Registrant issued shares of its common stock to Chang and Licensor. Chang delivered 70% of the outstanding common stock of IPA BVI.

The second closing was originally scheduled to be held within 240 days after the first closing ("Second Closing") or June 21, 2009. On June 22, 2009, Amendment No. 1 to the Purchase Agreement extended the Second Closing to August 21, 2009. On August 21, 2009, Amendment No. 2 was entered into which extended the Second Closing to November 21, 2009. On November 21, 2009, Amendment No. 4 was entered into which extended the Second Closing to November 26, 2009. On November 25, 2009, Amendment No. 5 was entered into which extended the Second Closing to December 15, 2009. This Amendment extends the Second Closing to January 15, 2010. At the Second Closing, the Registrant is to pay $4.8 million ("Cash Consideration") plus Interest since the First Closing, in cash to Chang.

As required by the Purchase Agreement, VGE filed a Form S-1 Registration Statement with the Securities and Exchange Commission ("SEC") on June 3, 2009 covering the resale of all or such maximum portion of VGE common stock issued pursuant to the Purchase Agreement as permitted by SEC regulations. This Amendment extends the Second Closing until January 15, 2010. If VGE's Registration Statement is declared effective by the SEC on or before January 15, 2010, the Second Closing Deadline will be extended until February 15, 2010.

The description of the Amendment is qualified in its entirety by reference to such agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired. Not applicable

(b) Pro forma financial information. Not applicable

(c) Shell company transactions. Not applicable.

(d) Exhibits

Exhibit Number Exhibit Title or Description

10.1 Amendment No. 6 to Securities Purchase Agreement dated December 18, 2009 by and among the Registrant, VIASPACE Green Energy Inc. and Sung Hsien Chang.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

December 21, 2009	By:	/s/ Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 6 to Securities Purchase Agreement dated December 18, 2009 by and among the Registrant, VIASPACE Green Energy Inc. and Sung Hsien Chang